Atlantic Capital Bancshares, Inc. (ACBI) August 1, 2017

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the expected growth opportunities and cost savings from the transaction with First Security Group, Inc. (“First Security”) may not be fully realized or may take longer to realize than expected; (2) loss of income from our TriNet division following our exit of this business; (3) changes in asset quality and credit risk; (4) the cost and availability of capital; (5) customer acceptance of our products and services; (6) customer borrowing, repayment, investment and deposit practices; (7) the introduction, withdrawal, success and timing of business initiatives; (8) the impact, extent, and timing of technological changes; (9) severe catastrophic events in our geographic area; (10) a weakening of the economies in which we conduct operations may adversely affect our operating results; (11) the U.S. legal and regulatory framework, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act could adversely affect the operating results of the combined company; (12) the interest rate environment may compress margins and adversely affect net interest income; (13) changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; (14) our ability to determine accurate values of certain assets and liabilities; (15) adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; (16) our ability to anticipate interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; (17) unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; (18) adequacy of our risk management program; (19) increased costs associated with operating as a public company; (20) increased competitive pressure due to consolidation in the financial industry or competition from other financial services companies in our markets could adversely affect operations; and (21) other factors described in Atlantic Capital’s reports filed with the Securities and Exchange Commission and available on the SEC’s website (www.sec.gov). 2

Non-GAAP Financial Information Statements included in this presentation include non-GAAP financial measures and should be read long with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating income and operating net income; (ii) operating non-interest expense; (iii) taxable equivalent net interest income; (iv) efficiency ratio; (v) operating return on average assets; (vi) operating return on average equity; (vii) tangible common equity; (viii) tangible book value per share; (ix) deposits excluding deposits assumed in branch sales; and (x) loans held for investment excluding mortgage warehouse loans, in its analysis of the Company's performance. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 3

• Established in May 2007 with $125 million in equity capital, which was the largest de novo bank capital raise in US history • Publicly traded on NASDAQ since November 2nd, 2015 under the symbol “ACBI” • Exceptional record of soundness and growth through financial crisis, recession and recent recovery • Differentiated by providing superior expertise, competitive capabilities, and customized service delivery 4 Atlantic Capital Bank: Our Story

Atlantic Capital Bank: Highlights Target Markets: • Small to mid-sized enterprises with revenues up to $250 million • Highly-select group of institutional caliber commercial real estate developers and investors • Principals of our commercial clients, professionals, and their practices • Has grown to $2.7 billion in assets • Initiatives in place expected to maintain robust top line growth • Operating model expected to produce enhanced efficiencies • Consistently maintaining high asset quality • Focused on Atlanta, Charlotte, Chattanooga, and Knoxville metropolitan markets • Strong leadership continuity in key markets • Broad management experience in all business lines 5

6 Key Investment Considerations Attractive Growth Markets Strong Deposit Growth Asset Sensitivity Loan Growth with Superior Credit Quality Building a profitable and sound future

Proprietary & Confidential Atlantic Capital Strategy Become a premier southeastern business and private banking company 7 Accelerate Organic Growth • Investing in people and capabilities to accelerate organic growth and build profitability • Well positioned in attractive growth markets • Attractive interest rate risk position Strategic Expansion • Completed acquisition of First Security on October 31, 2015 • Ongoing evaluation of new market expansion through acquisitions and loan production offices • Patient and disciplined approach with focus on shareholder value

Atlantic Capital Bank Locations 8 Branch Location Loan Production Office Main Office Location Legend

9 Financial Highlights Financial Performance Balance Sheet Capital Asset Quality Diluted EPS $ 0.17 $ 0.13 Efficiency ratio (1) 68.37% 76.78 % Return on average assets 0.63 0.48 Net interest margin (tax equivalent) (1) 3.26 3.20 Total assets(2) $ 2,703 $ 2,802 Commercial loans held for investment (2)(4) 1,687 1,616 Average deposits (2) 2,159 2,112 Tier 1 capital ratio 10.7% 10.7 % Total risk-based capital ratio 13.6 13.8 Tangible common equity to tangible assets 10.99 10.27 Net charge offs to average loans (3) 0.01% 0.26 % NPAs to total assets 0.52 0.21 Allowance for loan and lease losses to loans held for investment 1.11 1.05 (1) This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. (2) Dollars in millions (3) Annualized (4) Excluding mortgage warehouse loans METRICS Q2 ‘17 Q1 ‘17

$0 $500 $1,000 $1,500 $2,000 $2,500 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 10 Financial Highlights: Average Deposits Dollars in millions DDA NOW / Savings / Money Market Time Brokered 21% 26% 27% 26% 29% 69% 62% 57% 55% 55% 2% 8% 1% 11% 11% 5% 9% 10% 7% 9% $935 $984 $1,297 $2,147 $2,135 Sold 7 branches – $191 million – in Q2 Sold 1 branch – $29 million – in Q2 FSG acquisition closed in Q4

Financial Highlights: 11 Dollars in millions Commercial loans include commercial and industrial, commercial real estate, construction and land. Other loans include residential, consumer, other loans, net deferred fees and other unearned income. Loans Held For Investment $0 $500 $1,000 $1,500 $2,000 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Jun. 30, 2017 $785 $887 $1,480 $1,609 $1,687 $24 $36 $227 $225 $227 $8 $117 $84 $147 $48 Commercial Other Mortgage Warehouse FSG acquisition closed in Q4

Financial Highlights: Credit Quality 12 Net Charge Offs/Total Average Loans* Allowance for Loan Losses/Total Loans *Annualized Source: SNL Allowance for Loan Losses/ Non-Performing Assets ACB Commercial banks $1-3 billion Non-Performing Assets excluding Restructured Loans/Total Assets 0.36% 0.12% 0.40% 0.13% 0.21% 0.52% 1.33% 0.97% 0.77% 0.69% 0.67% 2013 2014 2015 2016 Q1 2017 Q2 2017 241% 746% 180% 591% 341% 155% 111% 132% 137% 144% 156% 2013 2014 2015 2016 Q1 2017 Q2 2017 0.02% (0.01%) 0.05% 0.11% 0.14% 0.33% 0.21% 0.16% 0.20% 0.18% 2013 2014 2015 2016 YTD 2017 1.32% 1.10% 1.06% 1.04% 1.05% 1.11% 1.63% 1.43% 1.33% 1.28% 1.27% 2013 2014 2015 2016 Q1 2017 Q2 2017

13 Financial Highlights: $28,922 $33,093 $44,107 $77,192 $19,508 $20,712 2.75% 2.85% 2.99% 3.12% 3.20% 3.26% 2.91% 2.98% 3.07% 3.15% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 FY 2013 FY 2014 FY 2015 FY 2016 Q1 2017 Q2 2017 Net interest income* Net interest margin* Net interest margin (excl purchase accounting)* Dollars in thousands *Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest margin. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. Net Interest Margin*

Financial Highlights: Asset Sensitivity Change in Net Interest Income 14 0% 5% 10% 15% 20% 25% Up 100 bps Up 200 bps Up 300 bps 7.2% 13.9% 20.4% 1 Year As of June 30, 2017:  65% of loans are variable rate  29% of deposits are noninterest bearing

APPENDIX

Management Biographies 16 Douglas Williams Chief Executive Officer • CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce, the Georgia Chamber of Commerce, and the YMCA of Metropolitan Atlanta and the High Museum of Art and is a Member of the Buckhead Coalition Michael Kramer President, Chief Operating Officer • CEO and President of First Security and CEO of FSGBank from 2011 to 2015 • Former Managing Director of Ridley Capital Group • Former Director, CEO and President of Ohio Legacy Corporation • Former COO and CTO of Integra Bank Corporation • Serves on the Boards of Chattanooga Chamber of Commerce, Chattanooga United Way, The Tennessee Bankers Association and the Chattanooga Young Life Committee Patrick Oakes Executive Vice President, Chief Financial Officer • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer for Sterling Bancshares, Inc. • Chartered Financial Analyst Rich Oglesby Executive Vice President, Chief Risk Officer • CRO of Atlantic Capital since its inception • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children

A leading middle market commercial bank operating throughout the southeast Attractive Market Demographics 1 in thousands Source: US MSA Census Information + market data from Data.com (Salesforce). 17 City MSA Population1 Projected population growth for the next 3 years # Target Companies (>$10MM REV) # Total businesses (>$5MM REV) # Total businesses Median Household Income Atlanta 5,614 6.2% 4,271 8,600 1,261,291 $51,948 Chattanooga 544 3.0% 351 695 88,967 $37,411 Charlotte 2,380 7.4% 1,583 3,028 314,130 $46,119 Knoxville 857 2.4% 535 1,023 112,095 $36,874

Diversified Loan Mix Dollars in thousands Loans Held For Investment at June 30, 2017 18 Loan Growth by Type June 30, 2017 March 31, 2017 Change Loans held for investment Commercial loans: Commercial and industrial 578,888$ 544,911$ 33,977$ Commercial real estate: Multifamily 113,571 108,215 5,356 Owner occupied 351,733 348,888 2,845 Investment 517,571 478,485 39,086 Construction and land: 1-4 family residential construction 11,711 11,799 (88) Other construction, development and land 113,347 123,838 (10,491) Mortgage warehouse loans 47,992 58,357 (10,365) Total commercial loans 1,734,813 1,674,493 60,320 Residential: Residential mortgages 101,798 99,665 2,133 Home equity 79,769 81,438 (1,669) Total residential loans 181,567 181,103 464 Consumer 31,981 32,525 (544) Other 18,013 17,611 402 1,966,374 1,905,732 60,642 (4,283) (4,008) (275) Total loans held for investment 1,962,091$ 1,901,724$ 60,367$ Less net deferred fees and other unearned income C&I Owner Occupied CRE Construction and land Mortgage Warehouse Residential mortgages Home equity Consumer & Other 32% 18% 6% 3% 5% 4% 30% 2%

19 Financial Highlights: Regulatory Capital at 6/30/17 0% 2% 4% 6% 8% 10% 12% 14% 10.7% 12.4% 12.4% 13.4% 9.6% 10.7% 10.7% 13.6% Bank BankHolding Company Bank BankHolding Company Holding Company Holding Company Tier 1 leverage ratio Common equity tier 1 capital ratio Tier 1 capital ratio Total capital ratio

20 Financial Highlights: Noninterest Income Dollars in thousands Service charges Other noninterest income Mortgage income SBA lending activities Trust income $0 $2,000 $4,000 $6,000 $8,000 $10,000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 $1,392 $1,270 $1,327 $1,349 $1,274 $1,204 $959 $599 $1,227 $1,171 $386 $361 $350 $407 $488 $447 $632 $499 $257 $388 $5,451 $780 $1,655 $617 $1,966 $4,995 $3,857$4,002 $8,880 $4,430 $5,287 $3,885 gain on sale of branches $302 gain on sale of branch

21 $0 $5,000 $10,000 $15,000 $20,000 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 $10,420 $10,059 $11,269 $11,065 $10,603 $1,274 $1,235 $995 $1,230 $1,074 $760 $442 $968 $904 $973 $694 $617 $1,064 $987 $1,069 $4,280 $4,364 $4,275 $3,558 $3,904 $17,623 Financial Highlights: Operating Noninterest Expense* $17,428 $16,717 $18,571 Dollars in thousands. *This is a non-GAAP financial measure. Please see “Non-GAAP Reconciliation” on slides 25 and 26 for more details. Salaries and employee benefits Occupancy Professional services Data processing Other noninterest expense $17,744

22 ACBI Historical Balance Sheets June 30, March 31, December 31, June 30, (in thousands, except share data) 2017 2017 2016 2016 ASSETS Cash and due from banks $ 45,008 $ 34,626 $ 36,790 $ 40,309 Interest-bearing deposits in banks 36,171 158,920 118,039 239,387 Other short-term investments 17,459 20,870 10,896 20,548 Cash and cash equivalents 98,638 214,416 165,725 300,244 Securities available-for-sale 450,273 456,942 347,705 328,370 Other investments 26,741 28,331 23,806 22,575 Loans held for sale 1,744 29,241 35,219 29,061 Loans held for investment 1,962,091 1,901,724 1,981,330 1,942,137 Less: allowance for loan losses (21,870) (19,939) (20,595) (18,377) Loans held for investment, net 1,940,221 1,881,785 1,960,735 1,923,760 Branch premises held for sale – 2,897 2,995 – Premises and equipment, net 11,997 12,308 11,958 21,770 Bank owned life insurance 62,901 62,516 62,160 61,378 Goodwill and intangible assets, net 28,446 29,186 29,567 31,674 Other real estate owned 1,819 1,869 1,872 951 Other assets 79,795 82,587 85,801 88,039 Total assets $ 2,702,575 $ 2,802,078 $ 2,727,543 $ 2,807,822 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 612,744 $ 606,386 $ 643,471 $ 592,043 Interest-bearing checking 250,254 259,760 264,062 231,091 Savings 30,170 30,756 27,932 30,839 Money market 882,824 916,390 912,493 913,094 Time 142,915 150,867 157,810 178,615 Brokered deposits 195,047 209,385 200,223 212,623 Deposits to be assumed in branch sale – 29,495 31,589 – Total deposits 2,113,954 2,203,039 2,237,580 2,158,305 Federal funds purchased and securities sold under agreements to repurchase 15,000 – – 14,047 Federal Home Loan Bank borrowings 180,000 217,000 110,000 240,000 Long-term debt 49,451 49,408 49,366 49,281 Other liabilities 24,735 21,664 26,939 42,123 Total liabilities 2,383,140 2,491,111 2,423,885 2,503,756 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2017, March 31, 2017, December 31, 2016, and June 30, 2016 – – – – Common stock, no par value; 100,000,000 shares authorized; 25,654,521, 25,535,013, 25,093,135, and 24,750,163 shares issued and outstanding as of June 30, 2017, March 31, 2017, December 31, 2016, and June 30, 2016, respectively 297,610 296,608 292,747 289,353 Retained earnings 24,095 19,766 16,536 11,219 Accumulated other comprehensive income (loss) (2,270) (5,407) (5,625) 3,494 Total shareholders’ equity 319,435 310,967 303,658 304,066 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,702,575 $ 2,802,078 $ 2,727,543 $ 2,807,822 Atlantic Capital Bancshares, Inc. Consolidated Balance Sheets (unaudited)

ACBI Historical Income Statements

Atlantic Capital Bancshares, Inc.

Consolidated Statements of Income ***(unaudited)***

(in thousands except share and per share data)	Three months ended					Six months ended	
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
INTEREST INCOME							
Loans, including fees	$ 21,361	$ 19,994	$ 20,363	$ 20,511	$ 20,282	$ 41,355	$ 39,907
Investment securities - available-for-sale	2,355	2,018	1,477	1,293	1,327	4,373	2,928
Interest and dividends on other interest-earning assets	606	449	467	491	507	1,055	780
Total interest income	24,322	22,461	22,307	22,295	22,116	46,783	43,615
INTEREST EXPENSE							
Interest on deposits	2,481	2,047	1,929	1,956	1,841	4,528	3,514
Interest on Federal Home Loan Bank advances	452	302	234	133	147	754	191
Interest on federal funds purchased and securities sold under agreements to repurchase	76	36	38	37	87	112	154
Interest on long-term debt	824	823	828	815	832	1,647	1,642
Other	–	–	–	–	–	–	38
Total interest expense	3,833	3,208	3,029	2,941	2,907	7,041	5,539
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	20,489	19,253	19,278	19,354	19,209	39,742	38,076
Provision for loan losses	1,980	634	2,208	463	777	2,614	1,145
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,509	18,619	17,070	18,891	18,432	37,128	36,931
NONINTEREST INCOME							
Service charges	1,274	1,349	1,327	1,270	1,392	2,623	2,890
Gains on sale of securities available-for-sale	–	–	–	–	11	–	44
Gains on sale of other assets	666	78	238	71	31	744	79
Mortgage income	388	257	499	632	447	645	786
Trust income	488	407	350	361	386	895	700
Derivatives income	116	(51)	346	69	98	65	163
Bank owned life insurance	384	378	395	424	398	762	791
SBA lending activities	1,171	1,227	599	959	1,204	2,398	2,084
TriNet lending activities	20	20	357	–	761	40	1,144
Gains on sale of branches	302	–	–	–	3,885	302	3,885
Other noninterest income	478	192	319	216	267	670	734
Total noninterest income	5,287	3,857	4,430	4,002	8,880	9,144	13,300
NONINTEREST EXPENSE							
Salaries and employee benefits	10,603	11,065	11,269	10,059	10,420	21,668	20,975
Occupancy	1,074	1,230	995	1,235	1,274	2,304	2,374
Equipment and software	996	805	694	862	724	1,801	1,410
Professional services	973	904	968	442	760	1,877	1,508
Postage, printing and supplies	78	85	73	61	159	163	328
Communications and data processing	1,069	987	1,064	617	694	2,056	1,610
Marketing and business development	179	270	247	269	317	449	584
FDIC premiums	132	314	262	415	493	446	891
Merger and conversion costs	304	–	204	579	1,210	304	1,959
Amortization of intangibles	425	470	495	520	668	895	1,430
Foreclosed property/problem asset expense	107	3	666	39	55	110	159
Other noninterest expense	1,683	1,611	1,838	2,198	2,169	3,294	3,981
Total noninterest expense	17,623	17,744	18,775	17,296	18,943	35,367	37,209
INCOME BEFORE PROVISION FOR INCOME TAXES	6,173	4,732	2,725	5,597	8,369	10,905	13,022
Provision for income taxes	1,844	1,502	1,116	1,889	3,222	3,346	4,944
NET INCOME	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 7,559	$ 8,078
Net income per common share - basic	$ 0.17	$ 0.13	$ 0.06	$ 0.15	$ 0.21	$ 0.30	$ 0.33
Net income per common share - diluted	$ 0.17	$ 0.13	$ 0.06	$ 0.15	$ 0.20	$ 0.29	$ 0.32
Weighted average shares - basic	25,621,910	25,320,690	25,027,304	24,891,822	24,644,755	25,472,132	24,565,328
Weighted average shares - diluted	25,831,281	25,672,286	25,407,728	25,260,280	25,158,694	25,753,633	25,082,968

23

ACBI Operating Income

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

(in thousands, except share and per share data; taxable equivalent)	2017 Second Quarter	2017 First Quarter	2016 Fourth Quarter	2016 Third Quarter	2016 Second Quarter
INCOME SUMMARY					
Interest income [1]	$ 24,545	$ 22,716	$ 22,530	$ 22,428	$ 22,190
Interest expense	3,833	3,208	3,029	2,941	2,907
Net interest income	20,712	19,508	19,501	19,487	19,283
Provision for loan losses	1,980	634	2,208	463	777
Net interest income after provision for loan losses	18,732	18,874	17,293	19,024	18,506
Operating noninterest income [2]	5,287	3,857	4,430	4,002	4,995
Operating noninterest expense [3]	17,623	17,744	18,571	16,717	17,428
Operating income before income taxes	6,396	4,987	3,152	6,309	6,073
Operating income tax expense	2,067	1,757	1,417	2,245	2,381
Operating net income [2][3]	4,329	3,230	1,735	4,064	3,692
Merger related expenses, net of income tax	-	-	126	356	743
Net gain on sale of branches, net of income tax	-	-	-	-	2,198
Net income - GAAP	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 5,147

[1] Interest income has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate. [2] Excludes gain on sale of branches. [3] Excludes merger related and divestiture expenses. These are non-GAAP financial measures. Please see "Non-GAAP Reconciliation" on slides 25 and 26 for more details.

24

Non-GAAP Reconciliation

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017		2016			For the six months ended June 30,	
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2017	2016
Taxable equivalent interest income reconciliation							
Interest income - GAAP	$ 24,322	$ 22,461	$ 22,307	$ 22,295	$ 22,116	$ 46,783	$ 43,615
Taxable equivalent adjustment	223	255	223	133	74	478	128
Interest income - taxable equivalent	$ 24,545	$ 22,716	$ 22,530	$ 22,428	$ 22,190	$ 47,261	$ 43,743
Taxable equivalent net interest income reconciliation							
Net interest income - GAAP	$ 20,489	$ 19,253	$ 19,278	$ 19,354	$ 19,209	$ 39,742	$ 38,076
Taxable equivalent adjustment	223	255	223	133	74	478	128
Net interest income - taxable equivalent	$ 20,712	$ 19,508	$ 19,501	$ 19,487	$ 19,283	$ 40,220	$ 38,204
Operating noninterest income reconciliation							
Noninterest income - GAAP	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 8,880	$ 9,144	$ 13,300
Gain on sale of branches	-	-	-	-	(3,885)	-	(3,885)
Operating noninterest income	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 4,995	$ 9,144	$ 9,415
Operating noninterest expense reconciliation							
Noninterest expense - GAAP	$ 17,623	$ 17,744	$ 18,775	$ 17,296	$ 18,943	$ 35,367	$ 37,209
Merger related expenses	-	-	(204)	(579)	(1,210)	-	(1,959)
Divestiture expenses	-	-	-	-	(305)	-	(305)
Operating noninterest expense	$ 17,623	$ 17,744	$ 18,571	$ 16,717	$ 17,428	$ 35,367	$ 34,945
Operating income before income taxes reconciliation							
Income before income taxes - GAAP	$ 6,173	$ 4,732	$ 2,725	$ 5,597	$ 8,369	$ 10,905	$ 13,022
Taxable equivalent adjustment	223	255	223	133	74	478	128
Merger related expenses	-	-	204	579	1,210	-	1,959
Divestiture expenses	-	-	-	-	305	-	305
Gain on sale of branches	-	-	-	-	(3,885)	-	(3,885)
Operating income before income taxes	$ 6,396	$ 4,987	$ 3,152	$ 6,309	$ 6,073	$ 11,383	$ 11,529
Operating income tax reconciliation							
Income tax expense - GAAP	$ 1,844	$ 1,502	$ 1,116	$ 1,889	$ 3,222	$ 3,346	$ 4,944
Taxable equivalent adjustment	223	255	223	133	74	478	128
Merger related expenses, tax benefit	-	-	78	223	467	-	756
Divestiture expenses, tax benefit	-	-	-	-	118	-	118
Gain on sale of branches, tax expense	-	-	-	-	(1,500)	-	(1,500)
Operating income tax expense	$ 2,067	$ 1,757	$ 1,417	$ 2,245	$ 2,381	$ 3,824	$ 4,446
Operating net income reconciliation							
Net income - GAAP	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 7,559	$ 8,078
Merger related expenses, net of income tax	-	-	126	356	743	-	1,203
Divestiture expenses, net of income tax	-	-	-	-	187	-	187
Gain on sale of branches, net of income tax	-	-	-	-	(2,385)	-	(2,385)
Operating net income	$ 4,329	$ 3,230	$ 1,735	$ 4,064	$ 3,692	$ 7,559	$ 7,083
Operating diluted earnings per share reconciliation							
Diluted earnings per share - GAAP	$ 0.17	$ 0.13	$ 0.06	$ 0.15	$ 0.20	$ 0.29	$ 0.32
Merger related expenses	-	-	0.01	0.01	0.03	-	0.06
Net gain on sale of branches	-	-	-	-	(0.08)	-	(0.10)
Diluted earnings per share - operating	$ 0.17	$ 0.13	$ 0.07	$ 0.16	$ 0.15	$ 0.29	$ 0.28
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 319,435	$ 310,967	$ 303,658	$ 308,463	$ 304,066	$ 319,435	$ 304,066
Intangible assets	(25,151)	(25,913)	(26,383)	(26,878)	(28,085)	(25,151)	(28,085)
Total tangible common equity	$ 294,284	$ 285,054	$ 277,275	$ 281,585	$ 275,981	$ 294,284	$ 275,981
Common shares outstanding	25,654,521	25,535,013	25,093,135	24,950,099	24,750,163	25,654,521	24,750,163
Book value per common share - GAAP	$ 12.45	$ 12.18	$ 12.10	$ 12.36	$ 12.29	12.45	12.29
Tangible book value	11.47	11.16	11.05	11.29	11.15	11.47	11.15

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Non-GAAP Reconciliation (continued)

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017		2016			For the six months ended June 30,	
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2017	2016
Operating return on average equity reconciliation							
Net income - GAAP	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 7,559	$ 8,078
Merger related expenses, net of income tax	-	-	126	356	743	-	1,203
Divestiture expenses, net of income tax	-	-	-	-	187	-	187
Gain on sale of branches, net of income tax	-	-	-	-	(2,385)	-	(2,385)
Operating net income	$ 4,329	$ 3,230	$ 1,735	$ 4,064	$ 3,692	$ 7,559	$ 7,083
Average shareholders' equity	316,825	308,261	308,588	306,642	299,170	312,567	295,488
Return on average equity - GAAP	5.48%	4.19%	2.09%	4.84%	6.88%	4.88%	5.47%
Return on average equity - operating	5.48%	4.19%	2.25%	5.30%	4.94%	4.88%	4.79%
Operating return on average assets reconciliation							
Net income - GAAP	$ 4,329	$ 3,230	$ 1,609	$ 3,708	$ 5,147	$ 7,559	$ 8,078
Merger related expenses, net of income tax	-	-	126	356	743	-	1,203
Divestiture expenses, net of income tax	-	-	-	-	187	-	187
Gain on sale of branches, net of income tax	-	-	-	-	(2,385)	-	(2,385)
Operating net income	$ 4,329	$ 3,230	$ 1,735	$ 4,064	$ 3,692	$ 7,559	$ 7,083
Average assets	2,762,389	2,694,715	2,722,444	2,717,996	2,718,110	2,728,739	2,669,430
Return on average assets - GAAP	0.63%	0.48%	0.24%	0.55%	0.76%	0.56%	0.61%
Return on average assets - operating	0.63%	0.48%	0.25%	0.60%	0.54%	0.56%	0.53%
Efficiency ratio reconciliation							
Noninterest income - GAAP	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 8,880	$ 9,144	$ 13,300
Gain on sale of branches	-	-	-	-	(3,885)	-	(3,885)
Operating noninterest income	$ 5,287	$ 3,857	$ 4,430	$ 4,002	$ 4,995	$ 9,144	$ 9,415
Noninterest expense - GAAP	$ 17,623	$ 17,744	$ 18,775	$ 17,296	$ 18,943	$ 35,367	$ 37,209
Merger-related expenses	-	-	(204)	(579)	(1,210)	-	(1,959)
Divestiture expenses	-	-	-	-	(305)	-	(305)
Operating noninterest expense	$ 17,623	$ 17,744	$ 18,571	$ 16,717	$ 17,428	$ 35,367	$ 34,945
Net interest income	20,489	19,253	19,278	19,354	19,209	39,742	38,075
Efficiency ratio	68.37%	76.78%	78.33%	71.57%	72.00%	72.35%	73.58%
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 319,435	$ 310,967	$ 303,658	$ 308,463	$ 304,066	$ 319,435	$ 304,066
Intangible assets	(25,151)	(25,913)	(26,383)	(26,878)	(28,085)	(25,151)	(28,085)
Total tangible common equity	$ 294,284	$ 285,054	$ 277,275	$ 281,585	$ 275,981	$ 294,284	$ 275,981
Total assets	$ 2,702,575	$ 2,802,078	$ 2,727,543	$ 2,761,244	$ 2,807,822	$ 2,702,575	$ 2,807,822
Intangible assets	(25,151)	(25,913)	(26,383)	(26,878)	(28,085)	(25,151)	(28,085)
Total tangible assets	$ 2,677,424	$ 2,776,165	$ 2,701,160	$ 2,734,366	$ 2,779,737	$ 2,677,424	$ 2,779,737
Tangible common equity to tangible assets	10.99%	10.27%	10.27%	10.30%	9.93%	10.99%	9.93%
Deposits excluding deposits to be assumed in branch sales							
Total deposits	$ 2,113,954	$ 2,203,039	$ 2,237,580	$ 2,188,856	$ 2,158,305	$ 2,113,954	$ 2,158,305
Deposits to be assumed in branch sales	-	(29,495)	(31,589)	-	-	-	-
Deposits excluding deposits to be assumed in branch sales	$ 2,113,954	$ 2,173,544	$ 2,205,991	$ 2,188,856	$ 2,158,305	$ 2,113,954	$ 2,158,305
Loans held for investment excluding mortgage warehouse loans							
Total loans held for investment	$ 1,962,091	$ 1,901,724	$ 1,981,330	$ 2,008,102	$ 1,942,137	$ 1,962,091	$ 1,942,137
Mortgage warehouse loans	(47,992)	(58,357)	(147,519)	(171,251)	(126,108)	(47,992)	(126,108)
Loans held for investment excluding mortgage warehouse loans	$ 1,914,099	$ 1,843,367	$ 1,833,811	$ 1,836,851	$ 1,816,029	$ 1,914,099	$ 1,816,029

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